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                                                                    EXHIBIT 10.7

                        AMENDMENT NO. 1 TO NOTE AGREEMENT

      THIS AMENDMENT NO. 1 TO NOTE AGREEMENT (this "AMENDMENT") is entered into as of December 15, 2004 by and among LASALLE BANK NATIONAL ASSOCIATION, as Trustee of the BUCKEYE PIPE LINE SERVICES COMPANY EMPLOYEE STOCK OWNERSHIP PLAN TRUST (the "ESOP TRUST"), and each of the undersigned holders of Notes (as defined below).

                                    RECITALS

      A. The ESOP Trust and the undersigned holders of Notes entered into a Note Agreement dated as of May 4, 2004 (as amended, restated, supplemented or otherwise modified from time to time, including by this Amendment, the "AGREEMENT"), pursuant to which the ESOP Trust issued and sold to such holders the ESOP Trust's 3.60% Senior Secured Notes due March 28, 2011, in the aggregate principal amount of $44,133,600 (together with any notes issued in substitution or exchange therefor pursuant to the Agreement, the "NOTES"). Capitalized terms used and not otherwise defined in this Amendment shall have the respective meanings ascribed to them in the Agreement.

      B. In connection with the issuance and sale of the Notes pursuant to the Agreement, Buckeye Pipe Line Services Company, a Pennsylvania corporation (the "SERVICES COMPANY") entered into a Guaranty Agreement dated as of May 4, 2004 (as amended, restated, supplemented or otherwise modified from time to time, the "GUARANTY AGREEMENT"), in favor of the holders from time to time of the Notes.

      C. The undersigned holders of Notes have been advised that the Manager, the Master Partnership and certain of their respective Affiliates desire to effect a restructuring of certain contractual rights and obligations and other arrangements, which will include the following: (i) the Manager will transfer its general partner interests in the Master Partnership and each of the Operating Companies that is a limited partnership to Buckeye GP LLC, a newly formed Delaware limited liability company and wholly owned subsidiary of the Manager (the "NEW MANAGER"); (ii) the New Manager will become the new general partner of the Master Partnership and each of such Operating Companies and will assume all of the rights and obligations of the Manager as general partner of the Master Partnership and each of such Operating Companies; (iii) the Services Agreement (as defined in the Agreement before giving effect to this Amendment) will be terminated and a new services agreement will be entered into by and among the Master Partnership, certain of the Operating Companies and the Services Company; (iv) the Manager will assign all of its contractual rights and obligations, other than those under the Incentive Compensation Agreement, to the New Manager, and the New Manager will assume all such rights and obligations;
(v) BMC and the Manager will merge with and into Glenmoor, which will immediately thereafter change its name to MainLine Sub LLC and will thereafter directly own all of the issued and outstanding equity interests in the New Manager; and (vi) certain additional actions necessary or advisable in order to effect the foregoing will be taken.

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      D. To facilitate the above-described restructuring, the ESOP Trustee and the Services Company have requested that the Agreement be amended as provided hereinbelow, and the undersigned holders of Notes are willing to agree to such amendments, upon and subject to the terms and conditions set forth herein.

      NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree, subject to the terms and conditions set forth herein, and, in the case of the undersigned holders of Notes, in reliance on the representations and warranties of the ESOP Trustee contained herein, as follows:

      SECTION 1. AMENDMENTS TO AGREEMENT. Effective as of the Amendment Effective Date (as defined below):

            (a) Amendments to Paragraph 11B (Other Terms).

                  (i) Paragraph 11B of the Agreement is amended by deleting in their entirety the definitions of ""Exchange Agreement", "Glenmoor Management Agreement", "GP Entities", "Incentive Compensation Agreement" and "Intercreditor Agreement". From and after the Amendment Effective Date, all references to any of such terms in the Agreement or in any of the other Note Documents shall have no further force or effect.

                  (ii) Paragraph 11B of the Agreement is further amended by
            deleting in its entirety the definition of "Manager" and replacing it with the following:

                        " "MANAGER" shall mean (i) prior to consummation of the
                  Restructuring, Buckeye Pipe Line Company LLC, a Delaware limited liability company (formerly Buckeye Pipe Line Company, a Delaware corporation), and (ii) immediately following consummation of the Restructuring, Buckeye GP LLC, a Delaware limited liability company and wholly owned Subsidiary of MainLine. "

                  (iii) Paragraph 11B of the Agreement is further amended by deleting in its entirety the definition of "Services Agreement" and replacing it with the following:

                        " "SERVICES AGREEMENT" shall mean the Services
                  Agreement, dated as of December 15, 2004, by and among the Master Partnership, the Operating Companies parties thereto and the Services Company, as the same may be amended, restated, supplemented or otherwise modified from time to time."

                  (iv) Paragraph 11B of the Agreement is further amended by
            adding the following new definitions in their respective appropriate alphabetical positions:

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                        " "AMENDMENT NO. 1" shall mean Amendment No. 1 to Note
                  Agreement, dated as of December 15, 2004, by and among the ESOP Trust and the holders of Notes parties thereto.

                        "AMENDMENT NO. 1 EFFECTIVE DATE" shall mean the date on
                  which all conditions to effectiveness set forth in paragraph 2 of Amendment No. 1 to this Agreement have been satisfied."

                        "MAINLINE" shall mean, following the merger of Buckeye
                  Pipe Line Company LLC, Buckeye Management Company and Glenmoor LLC, MainLine Sub LLC, a Delaware limited liability company formerly known as Glenmoor LLC.

                        "RESTRUCTURING" shall mean, collectively, the following:
                  (i) the transfer by Buckeye Pipe Line Company, LLC, a Delaware limited liability company (the "Existing Manager") of its general partner interests in the Master Partnership and each of the Operating Companies that is a limited partnership to Buckeye GP LLC, a newly formed Delaware limited liability company and wholly owned subsidiary of the Existing Manager (the "New Manager"); (ii) the termination of that certain Second Amended and Restated Services Agreement, dated as of May 4, 2004, among Buckeye Management Company LLC, Buckeye Pipe Line Company LLC and the Services Company and the execution and delivery by the parties thereto of the Services Agreement in replacement thereof; (iii) the assignment by the Existing Manager of all of its contractual rights and obligations, other than those under that certain Third Amended and Restated Incentive Compensation Agreement, dated as of May 4, 2004, by and between the Existing Manager and the Master Partnership, to the New Manager, and the assumption by the New Manager of all such rights and obligations; (iv) the merger of BMC and the Existing Manager with and into MainLine, which will thereafter directly own all of the issued and outstanding equity interests in the New Manager; and (v) certain additional actions necessary or advisable in order to effect the foregoing."

            (b) Amendment to Paragraph 12I (Limitation of ESOP Liability). Paragraph 12I of the Agreement is amended by deleting in its entirety the parenthetical set forth in subclause (i)(b) thereof and replacing it with the following:

                  "(in each case whether derived from contributions under
            Article V of the Services Agreement, out of distributions received from the Master Partnership in respect of the limited partnership units of the Master Partnership owned by the Services Company or otherwise)"

      SECTION 2. CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective on the date hereof (the "AMENDMENT EFFECTIVE DATE"), subject to the following conditions:

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            (a) Certain Documents. The holders of Notes shall have received the following, each in form, scope and substance satisfactory to the holders and duly executed and delivered by all parties thereto:

                  (i) a counterpart of this Amendment;

                  (ii) a counterpart of Amendment No. 1 to Guaranty Agreement, dated as of the date hereof, between the Services Company and the holders of Notes (the "GUARANTY AMENDMENT");

                  (iii) a certificate of the Secretary or an Assistant Secretary of the ESOP Trustee, (A) attaching resolutions evidencing approval of the transactions contemplated by this Amendment and any other documents to be executed and delivered by the ESOP Trust in connection herewith or therewith and the execution, delivery and performance thereof, authorizing certain officers to execute and deliver the same, and certifying that such resolutions were duly and validly adopted and have not since been amended, revoked or rescinded, (B) certifying as to the names, titles and true signatures of the officers of the ESOP Trustee authorized to sign, on behalf of the ESOP Trust on the date hereof, this Amendment and any other documents to be executed and delivered by the ESOP Trust in connection herewith or therewith, and (C) attaching any amendments or modifications to the Articles of Association of the ESOP Trustee since May 4, 2004, or certifying that no such amendments or modifications have been effected;

                  (iv) a certificate of the Secretary or an Assistant Secretary of the Services Company, (A) attaching resolutions evidencing approval of the transactions contemplated by the Guaranty Amendment and any other documents to be executed and delivered by the Services Company in connection herewith or therewith and the execution, delivery and performance thereof, authorizing certain officers to execute and deliver the same, and certifying that such resolutions were duly and validly adopted and have not since been amended, revoked or rescinded, (B) certifying as to the names, titles and true signatures of the officers or other authorized persons of the Services Company authorized to sign, on behalf of the Services Company on the date hereof, the Guaranty Amendment and any other documents to be executed and delivered by the Services Company in connection herewith or therewith, (C) attaching a copy (certified by the Secretary of State of the Commonwealth of Pennsylvania within 10 Business Days of the Amendment Effective Date) of the Index and Docket Record of the Services Company, (D) certifying that no dissolution or liquidation proceedings as to the Services Company have been commenced or are contemplated, and (E) attaching any amendments or modifications to the Articles of Incorporation or Bylaws of the Services Company since May 4, 2004, or certifying that no such amendments or modifications have been effected;

                  (v) favorable opinions of counsel to (A) the ESOP Trustee, (B)
            the Services Company and (C) the Master Partnership and each of the Operating

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            Companies parties to the Services Agreement, each as to such matters relating to the transactions contemplated by this Amendment, the Guaranty Amendment and the Restructuring as the holders of Notes may reasonably request;

                  (vi) An Officer's Certificate of the ESOP Trustee, certifying that, after giving effect to this Amendment and the transactions contemplated hereby, (A) the representations and warranties of the ESOP and the ESOP Trustee contained in this Amendment, the Agreement and the other Note Documents are true on and as of the date hereof,
            (B) there exists on the date hereof no Event of Default or Default, either before or immediately after giving effect to this Amendment and the transactions contemplated hereby (including, without limitation, the Restructuring), and (C) on the date hereof there exists or has occurred no condition, event or act which could reasonably be expected to have a Material Adverse Effect;

                  (vii) An Officer's Certificate of the Services Company,
            certifying that, after giving effect to this Amendment, the Guaranty Amendment and the transactions contemplated hereby and thereby, (A) the representations and warranties of the Services Company contained in the Guaranty Amendment, the Guaranty Agreement and the other Note Documents are true on and as of the date hereof, (B) there exists on the date hereof no Event of Default or Default (each as defined in the Guaranty Agreement), either before or immediately after giving effect to the Guaranty Amendment and the transactions contemplated thereby (including, without limitation, the Restructuring), and (C) on the date hereof there exists or has occurred no condition, event or act which could reasonably be expected to have a Material Adverse Effect (as defined in the Guaranty Agreement);

                  (viii) a certificate of an officer of the Manager attaching copies of all instruments, agreements or other documents to be entered into by the Services Company, the ESOP Trust, MainLine, the Manager, the Master Partnership or any of the Operating Companies in connection with, or otherwise relating to, the Restructuring (collectively, the "RESTRUCTURING DOCUMENTS"), the terms and conditions of each of which shall be in full force and effect and shall not have been amended, modified or waived except with the prior written consent of each holder of Notes; and

                  (ix) such additional documents or certificates as may be
            reasonably requested by any holder of Notes.

            (b) Proceedings; Related Transactions. All corporate and other proceedings taken or to be taken in connection with (i) the transactions contemplated hereby and all documents incident thereto and (ii) the Restructuring and all related transactions contemplated by the Restructuring Documents shall in each case be satisfactory in form, scope and substance to the holders of Notes, and each such holder shall have received all such counterpart originals or certified or other copies of such documents as it may reasonably request. In addition, each such holder shall have received evidence satisfactory to it that the Restructuring shall have been consummated on or before the Amendment

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      Effective Date, pursuant to and in accordance with the terms and conditions of the Restructuring Documents (no material terms thereof having been amended, supplemented, waived or otherwise modified without such holder's prior written consent).

            (c) Payment of Fees. Without limiting the provisions of paragraph 12B of the Agreement, special counsel to the holders of Notes shall have received its fees, charges and disbursements to the extent reflected in a statement of such special counsel rendered to the ESOP Trustee and/or the Services Company at least one Business Day prior to the Amendment Effective Date.

      SECTION 3. REPRESENTATIONS AND WARRANTIES. In order to induce the undersigned holders of Notes to enter into this Amendment, the ESOP Trustee, both on its own behalf and in its capacity as Trustee of the ESOP, represents and warrants as follows:

            (a) Power and Authority; Enforceability. The ESOP Trustee has all requisite power to execute, deliver, and perform its obligations under this Amendment and under the Agreement as amended hereby, and to bind the ESOP Trust in connection therewith. The execution, delivery and performance by the ESOP Trust of this Amendment and of the Agreement as amended hereby, and of all documents to be executed and delivered in connection herewith, have been duly authorized by all requisite action on the part of the ESOP Trustee. The ESOP Trustee has duly executed and delivered this Amendment on behalf of the ESOP Trust, and this Amendment and the Agreement as amended hereby constitute the legal, valid and binding obligations of the ESOP Trust, enforceable against the ESOP Trust in accordance with their respective terms.

            (b) No Conflicts. The execution, delivery and performance by the ESOP Trust of this Amendment and of the Agreement as amended hereby do not and will not (i) contravene the terms of any of the ESOP Documents, (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under, any document evidencing any contractual obligation to which the ESOP is a party or otherwise subject, or any order, injunction, writ or decree of any governmental authority binding on the ESOP or its properties, or (iii) violate any applicable statute, law, rule or regulation binding on or affecting the ESOP.

            (c) Representations and Warranties. The representations and warranties of the ESOP Trustee contained in this Amendment, the Agreement and the other Note Documents are true on and as of the date hereof.

            (d) No Default or Event of Default. No Default or Event of Default exists as of the date hereof, either before or immediately after giving effect to this Amendment and the transactions contemplated hereby (including, without limitation, the Restructuring).

            (e) No Material Adverse Effect. There exists or has occurred no condition, event or act which could reasonably be expected to have a Material Adverse Effect

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      SECTION 4. MISCELLANEOUS.

            (a) Effect on Agreement. On and after the Amendment Effective Date, each reference in the Agreement to "this Agreement", "hereunder", "hereof", or words of like import referring to the Agreement and each reference in the Notes and all other Note Documents to "the Agreement", "thereunder", "thereof", or words of like import referring to the Agreement shall mean the Agreement as amended by this Amendment. The Agreement, as amended by this Amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

            (b) Expenses. The ESOP Trust confirms its agreement, pursuant to paragraph 12B of the Agreement, to pay promptly all expenses of the holders of Notes related to this Amendment and all matters contemplated hereby, including without limitation all fees and expenses of the holders' special counsel.

            (c) No Waiver. The execution, delivery and effectiveness of this Amendment shall not, except as expressly set forth herein, operate as a waiver of any right, power or remedy of any holder or holders of Notes, nor constitute a waiver of any provision of the Agreement, the Notes or any other Note Document.

            (d) Affirmation of Obligations. Notwithstanding that such consent is not required under the Guaranty Agreement or any of the other Note Documents to which it is a party, the Services Company consents to the execution and delivery of this Amendment by the parties hereto and the amendment of the Agreement effected hereby. As a material inducement to the undersigned to amend the Agreement as set forth herein, the Services Company (i) acknowledges and confirms the continuing existence, validity and effectiveness of the Guaranty Agreement and each of the other Note Documents to which it is a party and (ii) agrees that the execution, delivery and performance of this Amendment shall not in any way release, diminish, impair, reduce or otherwise affect its obligations thereunder.

            (e) GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK.

            (f) Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same document. Delivery of this Amendment may be made by telecopy or electronic transmission of a duly executed counterpart copy hereof; provided that any such delivery by electronic transmission shall be effective only if transmitted in .pdf format, .tif format or other format in which the text is not readily modifiable by any recipient thereof.

      [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGE FOLLOWS]

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      IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute this Amendment as of the day and year first above written.

                                    LASALLE BANK NATIONAL
                                    ASSOCIATION, not in its
                                    individual or corporate
                                    capacity but solely as
                                    Trustee of THE BUCKEYE PIPE
                                    LINE SERVICES COMPANY
                                    EMPLOYEE STOCK OWNERSHIP
                                    PLAN TRUST

                                    By: /s/ E. Vaughn Gordy
                                        ----------------------------------------
                                        E. Vaughn Gordy
                                        Senior Vice President

                                    THE PRUDENTIAL INSURANCE COMPANY
                                       OF AMERICA

                                    By: /s/ Brian N. Thomas
                                        ----------------------------------------
                                        Brian N. Thomas
                                        Vice President

                                    PRUCO LIFE INSURANCE COMPANY

                                    By: /s/ Brian N. Thomas
                                        ----------------------------------------
                                        Brian N. Thomas
                                        Vice President

                                    PRUCO LIFE INSURANCE COMPANY
                                       OF NEW JERSEY

                                    By: /s/ Brian N. Thomas
                                        ----------------------------------------
                                        Brian N. Thomas
                                        Vice President

AGREED TO AND ACKNOWLEDGED BY THE UNDERSIGNED
FOR THE PURPOSES SET FORTH IN PARAGRAPH 4(d):

BUCKEYE PIPE LINE SERVICES COMPANY

By: /s/ Stephen C. Muther
    --------------------------------
Name: Stephen C. Muther
Title: Senior Vice President-Administration,
General Counsel and Secretary

              [Signature Page - Amendment No. 1 to Note Agreement]